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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934





        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 30, 2001



                               CRITICAL PATH, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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                 CALIFORNIA                      000-25331                 91-1788300
      (STATE OR OTHER JURISDICTION OF      COMMISSION FILE NUMBER       (I.R.S. EMPLOYER
       INCORPORATION OR ORGANIZATION)                                  IDENTIFICATION NUMBER)
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                                532 FOLSOM STREET
                             SAN FRANCISCO, CA 94105
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  415-808-8800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS

        On March 30, 2001, Critical Path, Inc. issued a press release announcing its Board of Directors had approved the adoption of a Shareholder Rights
Plan.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       (c) Exhibits.

           Exhibit 99.1    Press Release of Critical Path, Inc. dated March 30,
                           2001

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Critical Path, Inc.
                                            (Registrant)

Date:  March 30, 2001

                                     By: /s/ Lawrence P. Reinhold
                                         -------------------------
                                             Lawrence P. Reinhold
                                             Executive Vice President and
                                             Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit
Number
-------
99.1     Press release of Critical Path, Inc. dated March 30, 2001.

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